UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  April 18, 2008

Date of earliest event reported:  April 14, 2008

NORTHWEST AIRLINES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Lone Oak Parkway Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (612) 726-2111

Registrant’s Web site address:  www.nwa.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On April 14, 2008, Northwest Airlines Corporation (the “Company”) and Delta Air Lines, Inc. (“Delta”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company and Delta will combine their businesses through a merger of the Company and Nautilus Merger Corporation, a newly formed, wholly-owned subsidiary of Delta, with the Company remaining as the surviving corporation following the merger (the “Merger”). Upon completion of the Merger, the Company will be a wholly-owned subsidiary of Delta.

Each of the Company and Delta has made customary representations and warranties and covenants in the Merger Agreement.  The completion of the Merger is subject to various closing conditions, including obtaining the approval of the Company’s and Delta’s stockholders and receiving certain domestic and foreign regulatory and antitrust approvals (including from the Federal Aviation Administration and the United States Department of Transportation, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and pursuant to Council Regulation (EEC) 139/2004 of the European Commission).  The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes.

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of any stockholder, each share of common stock of the Company issued and outstanding immediately prior to the Effective Time will automatically be converted into the right to receive 1.25 shares of common stock of Delta. The Company’s outstanding stock options and other equity awards will convert upon completion of the Merger into stock options and equity awards with respect to Delta common stock, after giving effect to the exchange ratio, and will automatically vest upon completion of the Merger as discussed under Item 5.02.

Mr. Richard H. Anderson, currently chief executive officer of Delta, will become chief executive officer of the combined company.  Mr. Daniel Carp, currently chairman of the board of directors of Delta, will become a non-executive chairman of the board of directors of the combined company.  Mr. Roy Bostock, currently chairman of the board of directors of the Company, will become non-executive vice chairman of the board of the combined company. The combined company’s board of directors will consist of 13 directors, comprised of (1) seven members of the board of directors of Delta (including Messrs. Anderson and Carp), (2) five members of the board of directors of the Company (including Mr. Douglas M. Steenland, currently chief executive officer of the Company, and Mr. Bostock), and (3) one representative designated by the Air Line Pilots Association, International.

The Merger Agreement contains certain termination rights for both the Company and Delta.  If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, the Company or Delta, as the case may be, will be required to pay the other a termination fee of $165,000,000.

The Board of Directors of each of the Company and Delta has approved the Merger and the Merger Agreement.

The Merger Agreement contains representations and warranties that the Company and Delta made to each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the Company and Delta in connection with negotiating its terms.  Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the Company and Delta rather than establishing matters as facts.  For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Northwest Airlines, Inc., the Company’s principal operating subsidiary (“Northwest”) and Delta and certain of their respective subsidiaries are parties to domestic marketing alliance, code-share and related agreements.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Forward-Looking Statements

This filing (including information included or incorporated by reference herein) includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Words such as “expect,’ “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.  These forward-looking statements include, without limitation, Delta’s and Northwest’s expectations with respect to the synergies, costs and charges, capitalization and anticipated financial impacts of the merger transaction and related transactions; approval of the merger transaction and related transactions by shareholders; the satisfaction of the closing conditions to the merger transaction and related transactions; and the timing of the completion of the merger transaction and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside our control and difficult to predict.  Factors that may cause such differences include, but are not limited to, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, due to, among other things, (1) the airline pricing environment; (2) competitive actions taken by other airlines; (3) general economic conditions; (4) changes in jet fuel prices; (5) actions taken or conditions imposed by the United States and foreign governments; (6) the willingness of customers to travel; (7) difficulties in integrating the operations of the two airlines; (8) the impact of labor relations, and (9) fluctuations in foreign currency exchange rates.  Other factors include the possibility that the merger does not close, including due to the failure to receive required stockholder or regulatory approvals, or the failure of other closing conditions.

Delta and Northwest caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Delta’s and Northwest’s most recently filed Forms 10-K.  All subsequent written and oral forward-looking statements concerning Delta, Northwest, the merger, the related transactions  or other matters and attributable to Delta or Northwest or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Delta and Northwest do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Delta will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Delta and Northwest that also constitutes a prospectus of Delta.  Delta and Northwest will mail the joint proxy statement/prospectus to their stockholders.  Delta and Northwest urge investors and security holders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Delta’s website (www.delta.com) under the tab “About Delta” and then under the heading “Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from Northwest’s website (www.nwa.com) under the tab “About Northwest” and then under the heading “Investor Relations” and then under the item “SEC Filings and Section 16 Filings.”

Delta, Northwest and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Delta and Northwest stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Delta and Northwest stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Delta’s executive officers and directors in its Annual Reports on Form 10-K (including any amendments thereto), Current Reports on Form 8-K and other documents that have previously been filed with the SEC since April 30, 2007 as well as in its definitive proxy statement to be filed with the SEC related to Delta’s 2008 Annual Meeting of Stockholders. You can find information about Northwest’s executive officers and directors in its Annual Reports on Form 10-K (including any amendments thereto), Current Reports on Form 8-K and other documents that have previously been filed with the SEC since May 31, 2007 as well as in its definitive proxy statement to be filed with the SEC related to Northwest’s 2008 Annual Meeting of Stockholders. You can obtain free copies of these documents from Delta and Northwest using the contact information above.

Item 3.03               Material Modification to Rights of Security Holders

On April 14, 2008, in connection with the Merger Agreement, Amendment No. 1 (“Amendment No. 1”) to the Rights Agreement, dated as of May 25, 2007, between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agreement”), was executed.  Amendment No. 1 provides, among other things, that neither the approval, execution, delivery, announcement or performance of the Merger Agreement or the consummation of the Merger or any other transactions contemplated thereby will cause any of Delta, Nautilus Merger Corporation or any of their respective Affiliates or Associates to be, become or be deemed an “Acquiring Person”, “Beneficial Owner” or a “Principal Party” nor give rise to a “Stock Acquisition Date”, “Distribution Date”, triggering event under section 11(a)(ii) of the Rights Agreement or other similar events.  Amendment No. 1 also provides that the Rights Agreement and the Rights (as defined in the Rights Agreement) established thereby will terminate in all respects immediately prior to the Effective Time.

The Rights Agreement was previously filed as Exhibit 1 to the Company’s registration statement on Form 8-A filed with the Securities and Exchange Commission (the “Commission”) on May 30, 2007 (the “Registration Statement”) and is incorporated herein by reference.  Amendment No. 1 was previously filed as Exhibit 4.2 to Amendment No. 1 to the Company’s Registration Statement filed with the Commission on April 15, 2008 and is incorporated herein by reference.  The foregoing description of the Rights Agreement and Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           In connection with the Merger with Delta discussed above under Item 1.01, on April 14, 2008, the Board of Directors of the Company and its Compensation Committee (the “Compensation Committee”) approved various amendments to existing compensation plans and arrangements applicable to employees of Northwest, and certain new compensation plans and arrangements in which Northwest’s named executive officers, Douglas M. Steenland, Neal S. Cohen, David M. Davis, J. Timothy Griffin and Andrew C. Roberts (the “Named Executive Officers”) will participate.  A description of these amendments and the new plans and arrangements follows:

Amendments to Management Compensation Agreements.  Northwest has approved amendments to the existing management compensation agreements with its officers, including each of the Named Executive Officers, other than Mr. Steenland.  Under the amendments, the definition of “good reason” was modified to be more protective of certain elements of the officer’s compensation and benefits following a “change of control.”  In addition to the existing events that constitute “good reason,” the definition of “good reason” was amended to include, following a change of control: (i) a material reduction in the officer’s short-term or long-term cash incentive compensation opportunities; (ii) if Northwest or its successor does not keep in effect compensation, incentive, retirement, health and welfare benefits, or perquisite programs, under which the officer receives benefits substantially comparable in the aggregate to those in effect prior to the change of control (other than a reduction pursuant to an equivalent reduction in such benefits for all full time domestic salaried employees); and (iii) the relocation of the officer’s principal place of employment by more than 50 miles.  In addition, certain officers will become vested on an accelerated basis with respect to previously granted lifetime pass travel privileges with confirmed space boarding priority in the event their employment with Northwest is terminated without “cause” or by the officer for “good reason” (each, as defined in the amended agreements) within two years after a change of control.  In addition, under the amendments, certain officers who would be retiree-eligible at the time of their termination of employment will be entitled to receive tax gross-up payments for the imputed income resulting from their use of such pass travel privileges following termination of employment.  Following a change of control, the officer will be entitled to receive from Northwest, any successor of Northwest and their affiliates post-employment pass travel privileges on terms and conditions no less favorable than those to which the officer was entitled immediately prior to the change of control.  The amendments also provide for a tax gross-up payment not to exceed $1,000,000 for excise taxes incurred by any officer under Code Sections 280G and 4999, subject to certain limitations (including a cutback (i.e., no gross-up payment) if the amount of the payments subject to the excise tax exceed the applicable safe harbor by less than 10% (within the meaning of Code Sections 280G and 4999 and the applicable regulations thereunder)).

Amendments to Existing Incentive Compensation Plans.  The Compensation Committee has amended the terms of the existing Key Employee Annual Cash Incentive Plan (the “Annual Cash Incentive Plan”) and the existing 2003 Long Term Cash Incentive Plan (the “LTIP”) in order to provide certain protections to participants in those plans in the event of a change of control..  The amendments provide that, in the event of a change of control, the administrator of the plans may not reduce any amounts otherwise payable under the plan for any performance periods in which the change of control occurs or terminate any outstanding incentive opportunity for such performance periods.  In addition, the amendments provide that the administrator of each plan will, in good faith, make any adjustment that it reasonably determines to be equitable to the performance measures for the performance period in which a change of control occurs, to reflect any change in the business of Northwest or its successor.  The amendment to the Annual Cash Incentive Plan also provides that (x) in the event of a change of control, subject to the participant’s continued employment with Northwest through the date the annual incentive compensation becomes payable to such participant, Northwest will pay to the participant the greater of his or her target incentive payment or the amount of his or her incentive payment based on the Company’s actual performance for the performance period, and (y) in the event a participant’s employment is terminated by Northwest or its successor without cause or by the participant for good reason following a change of control, (i) the participant will receive a pro-rated portion of his or her target incentive payment for the performance period in which the change of control occurs, and (ii) if such termination of employment occurs after the end of the applicable performance period and before the payment of any incentive payment for such period, the participant will be entitled to the greater of his or her target incentive payment or the amount of his or her incentive payment based on the Company’s actual performance for the performance period.

Amendments to Stock Incentive Plan and Outstanding Equity Awards.  The Board of Directors amended the Northwest Airlines Corporation 2007 Stock Incentive Plan (the “Stock Incentive Plan”) and the Compensation Committee amended the terms of outstanding awards under the Stock Incentive Plan to provide, among other things, for the automatic vesting of all outstanding awards that are unvested or subject to lapse restrictions upon the occurrence of a change of control.  In addition, the amendments provide that, if a participant’s employment is terminated by Northwest without cause or by the holder for good reason within two years after a change of control, the participant will have up to three years following such termination to exercise the option.  Outstanding stock options previously granted to members of the Board of Directors, which remain subject to approval of the Company’s stockholders, were similarly amended so that, if a director does not continue as, or is not appointed as, a member of the Board of Directors of the parent entity of the surviving corporation in any Change of Control transaction or is otherwise removed as, or not elected to be a, member of such Board (other than for cause) during the two year period following a change of control, the director would have three years to exercise his or her outstanding options.  In all cases, however, the post-termination exercise period remains subject to the award’s original 10-year term.

Adoption of Retention Program.   Northwest also adopted the Northwest Airlines, Inc. Retention Plan (the “Retention Plan”), in which all salaried employees of Northwest and its affiliates are eligible to participate.  Initial awards made under the plan were made to certain non-officer employees of Northwest.  Under the Retention Plan, the Compensation Committee also is authorized, but not obligated, from time to time and in its sole discretion, to make awards of additional retention payment opportunities up to an aggregate amount of $25 million to employees of Northwest or its affiliates who are selected by the Compensation Committee, on such terms and conditions as the Compensation Committee shall determine, in its sole discretion.  The Retention Plan is intended to provide a retention incentive for employees to remain employed with Northwest and its affiliates during the pendency of the proposed transaction with Delta.

New Management Compensation Agreements.  On April 14, 2008, Northwest entered into new management compensation agreements (the “Agreements”) with three of the Named Executive Officers, Messrs. Cohen, Davis and Roberts.  In general, the prior management compensation agreements entered into with these executives were updated to conform them to similar agreements entered into with other senior officers and, in the case of Messrs. Davis and Roberts, to reflect their promotions to executive vice president positions.  The new Agreements include changes to the airline pass travel provision that conform the boarding priority at which the executive will be entitled to travel following his employment with Northwest to that included in management compensation agreements entered into with other senior officers of Northwest.  In addition, the new Agreements provide that the executives will be entitled to receive the airline pass travel privileges and certain post-employment medical and dental benefits if the executive remains employed with Northwest through a specified date (the “Vesting Date”) or earlier if the executive’s employment is terminated prior to the Vesting Date either by Northwest other than for “cause” (as defined in the Agreement) or by the executive for “good reason” (as defined in the Agreement).  The Agreements provide that the executive’s right to any post-employment coverage under Northwest’s medical plans will be secondary to Medicare or other government-sponsored medical benefits to which the executive may be entitled.  In the case of Messrs. Cohen and Davis, their Agreements were also updated to delete certain provisions that relate to benefits each executive received when he joined Northwest and therefore are no longer applicable.  The amendments to the officer management compensation agreements described above will modify the terms of the new Agreements in the same manner as such amendments modify the existing management compensation agreements with other officers of Northwest.

Retention Agreement and Amendment to CEO Management Compensation Agreement.  On April 14, 2008, Northwest entered into a Retention Agreement and Amendment to Mr. Steenland’s Management Compensation Agreement (the “Retention Agreement”).  Under Mr. Steenland’s existing Management Compensation Agreement (the “Existing Agreement”), Mr. Steenland is entitled to resign for any reason during the thirty day period commencing on May 31, 2008, which is the first anniversary of the effective date of the Company’s plan of reorganization, and receive certain severance payments and benefits set forth in his Existing Agreement.  Under the Retention Agreement, Mr. Steenland waived his right to resign during this period and receive such severance benefits in exchange for the grant to Mr. Steenland of 375,000 restricted retention units, each of which represents the right to receive, subject to the terms and conditions set forth in the Retention Agreement, an amount in cash equal to the fair market value of a share of common stock of the Company (not to exceed $22.00 per share for this purpose) multiplied by the number of vested units pursuant to the terms of the Retention Agreement.  The restricted retention units will vest subject to Mr. Steenland’s continued employment as follows: (i) if the Merger Agreement is terminated without the Merger having occurred, then the units will vest in installments of 25% each on the first four anniversaries of the date of the termination of the Merger Agreement, and (ii) if Mr. Steenland’s employment is terminated by Northwest other than for cause or by Mr. Steenland for good reason or due to Mr. Steenland’s death or disability, or if the Merger is consummated, then the unvested portion of the units will become immediately vested in full.  If Mr. Steenland’s employment is terminated for any other reason, any unvested units will be forfeited.  The Retention Agreement provides that Mr. Steenland will be obligated to re-pay to Northwest a pro-rated portion of any payments received by him upon the vesting of any of the restricted retention units in the event Mr. Steenland joins certain competitors of Northwest within the one year period following his termination of employment with Northwest, based upon the percentage of such one year period that had not elapsed as of such date, and contains a provision prohibiting Mr. Steenland from soliciting employees of Northwest for employment with another entity during such period.  The Retention Agreement also provides that, in the event of a change of control, Mr. Steenland will be entitled to receive from Northwest, any successor of Northwest and their affiliates post-employment pass travel privileges on terms and conditions no less favorable than those to which Mr. Steenland was entitled to immediately prior to the change of control, and Mr. Steenland’s post-termination medical and dental benefits will be provided on an after-tax basis with Mr. Steenland paying the same percentage of the premium cost as that payable by active officers of Northwest from time to time, but in any event not to exceed 25% of the premium cost for such coverage.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibit

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 14, 2008, by and among Delta Air Lines, Inc., Nautilus Merger Corporation and Northwest Airlines Corporation.
Exhibit 4.1

Rights Agreement, dated as of May 25, 2007, by and between Northwest Airlines Corporation and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 1 to the Company’s registration statement on Form 8-A, filed with the Commission on May 30, 2007).

Exhibit 4.2

Amendment No. 1, dated as of April 14, 2008, to the Rights Agreement, dated as of May 25, 2007, by and between Northwest Airlines Corporation and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Company’s registration statement on Form 8-A, filed with the Commission on April 15, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

Dated: April 18, 2008	By:	/s/ Michael L Miller
	Name:	Michael L. Miller
	Title:	Vice President, Law and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 14, 2008, by and among Delta Air Lines, Inc., Nautilus Merger Corporation and Northwest Airlines Corporation.
Exhibit 4.1

Rights Agreement, dated as of May 25, 2007, by and between Northwest Airlines Corporation and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 1 to the Company’s registration statement on Form 8-A, filed with the Commission on May 30, 2007).

Exhibit 4.2

Amendment No. 1, dated as of April 14, 2008, to the Rights Agreement, dated as of May 25, 2007, by and between Northwest Airlines Corporation and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Company’s registration statement on Form 8-A, filed with the Commission on April 15, 2008).